Exhibit 10.7

Royal Bakery Holdings, Inc.

Amendment No.3 to

Sub Franchisor Agreement

On the Page 5 of the Sub-Franchisor Agreement (“Agreement”) signed between Royal Bakery Holdings, Inc. (“Royal Bakery”) and Egg Tart Café United Holdings, LLC (“Egg Tart Café”) dated on October 3, 2012, where to Item 3.02(a), regarding Royalty. The Agreement states that:

“A monthly royalty equal to one percent 1%) of all royalty proceeds Sub-franchisor receives from its unit franchises, deposited directly or by electronic funds transfer to Franchisor's bank account, as specified by Franchisor, on or before the fifth day of each calendar month for the preceding month's royalty proceeds.”

The paragraph shall be changed to:

“A monthly royalty equal to thirty percent (30%) of all royalty proceeds Sub-franchisor receives from its unit franchises, deposited directly or by electronic funds transfer to Franchisor's bank account, as specified by Franchisor, on or before the fifth day of each calendar month for the preceding month's royalty proceeds.”

On Item 3.02(b), regarding Sub-franchise Fees, The Agreement states that:

“Monthly sub-franchise fees received from unit franchises of Sub-franchisor, deposited directly or by electronic fund transfer to Franchisor's bank account, as specified by Franchisor, on or before the fifth day of each calendar month for the preceding month's sub-franchise fee proceeds, calculated as follows:

Type of Sub-franchise Sold	Amount of Sub-franchise Fee Due

OVO Restaurant	$14,500
OVO Café	$11,500
OVO Kiosk	$10,000
OVO Food Truck	$5,000	”

The paragraph shall be changed to:

“A one-time initial sub-franchise fee received from unit franchise of Sub-franchisor, shall deposit directly or by electronic fund transfer to Franchisor's bank account, as specified by Franchisor.

Type of Sub-franchise Sold	Amount of Sub-franchise Fee Due

OVO Restaurant	$14,500
OVO Café	$11,500
OVO Kiosk	$10,000
OVO Food Truck	$5,000	”

In Witness Whereof, the parties hereto have executed this Agreement as of this 11 day of April, 2014.

Royal Bakery Holdings, Inc.		Egg Tart Café United Holdings, LLC.
a Delaware corporation		a Delaware corporation
(“Franchisor”)		(“Sub-franchisor”)

By:	/s/ Tommy Cheung	By:	/s/ Stephen Wan
Print Name:	TOMMY CHEUNG	Print Name:	STEPHEN WAN
Title:	CHAIRMAN	Title:	Member Manager